UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2021

JUPITER WELLNESS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-39569	83-2455880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

725 N. Hwy A1A, Suite C-106 Jupiter, FL 33477

(Address of principal executive offices) (Zip Code)

(561) 244-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	JUPW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)
Warrants, each exercisable for one share of Common Stock at $8.50 per share	JUPWW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Material Agreements

On May 24, 2021, the Company entered into a $150,000 Loan Agreement (the “May 24 Loan”).  The May 24 Loan calls for a Convertible Promissory Note in the principal amount of $150,000 (the “May 24 Note”) and the issuance of Common Stock Purchase Warrant for 25,000 shares of the Company’s common stock (the “May 24 Warrant”). The May 24 Note has a maturity date of November 5, 2021.

On May 28, 2021, the Company entered into a $500,000 Loan Agreement (the “May 28 Loan,” collectively with May 24 Loan as the “Loan Agreements”). The May 28 Loan calls for a Convertible Promissory Note in the principal amount of $500,000 (the “May 28 Note,” collectively with May 24 Note as the “Notes”) and the issuance of Common Stock Purchase Warrant for 83,334 shares of the Company’s common stock (the “May 24 Warrant,” collectively with May 24 Warrant as the “Warrants”). The May 28 Note has a maturity date of November 19, 2021.

The Notes have an original issuance discount of five percent (5%), an interest rate of eight percent (8%) and a conversion price of $6.00 per shares, subject to an adjustment downward to $5.00 per shares if the Company is in default of the terms of the Notes. The Warrants have a five (5) year term, has an exercise price of $6.00 per share, have a cashless conversion feature until such time as the shares underlying the Warrants are included in an effective registration and certain anti-dilution protection.

The description of the terms of the Loan Agreements, the Notes and the Warrants are summaries and are qualified by the agreements attached to the Current Report on Form 8-K filed on May 13, 2021, as exhibits 10.1, 10.2 and 10.3 which were in such Current Report. The only differences between the agreements are the dates, name of investor and amount of investment.

The Company relied on an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”) with respect to the foregoing, pursuant to Section 4(2) of the Act and/or Regulation D promulgated thereunder.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information under Item 1.01 is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

The information under Item 1.01 is incorporated by reference into this Item 3.02.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2021

JUPITER WELLNESS, INC.

By:	/s/ Brian John
Brian John
Chief Executive Officer

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